Exhibit 99.2

Good afternoon everyone, and welcome to the 23rd Annual Shareholders’ Meeting of Fulton Financial Corporation. I’m Rufus Fulton, Chairman.

Each year, we look forward to this opportunity to meet with you and share what your corporation has accomplished during the past year.

We are delighted that so many of you are able to join us today.

As Chairman of this meeting, in accordance with the provisions of the Bylaws, I hereby call the meeting to order and appoint George R. Barr as secretary.

The Secretary of the Corporation has filed proof that proper notice of the meeting has been given and a legal quorum is present.

The meeting is now therefore lawfully convened and ready to transact business.

The minutes of the 2004 Annual Meeting are available for inspection at the desk of the Judge of Election and may be examined by any shareholder during the meeting.

As many of you know, John Falconer had served as our Judge of Election for the past 30 years. He recently requested to step down from this position.

The Board of Directors has chosen Sally Raub to serve as Judge of Election.

Mrs. Raub has filed her Oath with the Secretary of the meeting and I hereby direct that it be made a part of the minutes of the meeting.

On behalf of the Board of Directors, I hereby nominate each of the seven nominees identified in the Proxy Statement for election to the Board of Directors for the term specified and, in accordance with the Bylaws, I hereby declare the nominations to be closed.

On behalf of the board, I also recommend the approval of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 400 million to 600 million shares as outlined in the proxy statement.

I assume that those shareholders who are present will want their proxies to stand and to be voted as filed.

However, if any shareholder has not voted or wishes to revoke his or her proxy and to vote in person, he or she may obtain a ballot from the Judge of Election during our luncheon recess.

The polls will be open for the next 15 minutes and the Judge of Election will be available to help any shareholder who wishes to vote in person.

We are pleased to be joined today by David Worth, from the Mennonite Central Committee, who will deliver the invocation.

We are proud that Mennonite Central Committee, which is based in Akron, PA, is a bank customer.

The organization is proving more than $12 million in immediate and long-term aid to communities affected by the Asia earthquake and tsunamis.

This is the organization’s single largest response to a natural disaster in its 85-year history.

You may remain seated for the Invocation.

Slide (INVOCATION)

Now, please enjoy your lunch.

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Ladies and gentlemen, while you continue with your lunch, I would like to take a few moments to introduce the Board of Directors of Fulton Financial Corporation, who are seated at various tables around the room.

I ask each director to rise as his or her name is called and to remain standing until all have been introduced. Please hold your applause until everyone has been recognized.

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Jeff Albertson

Attorney

Albertson Ward

Don Bowman

Partner

Bowman Group

Craig Dally

Attorney

Pierce & Dally, LLP

Clark Frame

Chairman

Premier Bank

Pat Freer

President

Strickler Insurance Agency, Inc.

Gene Gardner

President

Gardner, Russo & Gardner

George Hodges

President

The Wolf Organization, Inc.

Carolyn Holleran

Retired Partner

Jerlyn Associates

Carolyn is chair of our Executive Committee;

Clyde Horst

President

Horst Hotels Company

Tom Hunt

Vice President

Summit Enterprises, Inc.

Don Lesher

Retired President

Lesher Mack Sales & Service

Joe Mowad

Director of Urology

Geisinger Medical Center

Abe Opatut

President

Colonial Marketing Associates

Mary Ann Russell

Retired President and

Chief Executive Officer

Maple Farms, Inc.

John Shirk

Attorney

Barley, Snyder, Senft and Cohen

Scott Smith

President and Chief Operating

Officer of Fulton Financial Corporation and a member of senior management; and

Gary Stewart

Partner

Stewart Associates

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At this time, I would also like to introduce the two additional members of Fulton Financial Corporation’s senior management team. They are:

Charlie Nugent, senior executive vice president and chief financial officer; and

Rick Ashby, chairman and CEO of Fulton Bank, and executive vice president of the holding company.

Please join me in recognizing your directors and senior management.

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Also with us today are the chief executive officers from our affiliates. I ask you to hold your applause until they’ve all been introduced.

Dick Grafmyre, from FNB Bank;

Ted Grell, from Resource Bank;

Mike Halpin, from Skylands Community Bank;

Don Harsh, from Hagerstown Trust;

Mark Huntley, from Delaware National Bank;

Warner Knobe, from The Bank, located in Gloucester County, New Jersey;

Andy Marhevsky, from Lebanon Valley Farmers Bank;

Bob Palsgrove, president of Peoples Bank of Elkton;

Craig Roda, from Fulton Mortgage Company;

Bob Rupel, from Lafayette Ambassador Bank;

Herb Schneider, from our newest affiliate - First Washington State Bank;

Dave Schoffstall, from Fulton Financial Advisors;

John Soffronoff, from Premier Bank; and

Mike Wimer, from Swineford National Bank

Please join me in a round of applause for our CEOs.

Please continue with your lunch.

Slide 2

I think that it would be appropriate to resume our formal proceedings at this time and I would like to call upon the Judge of Election for her report.

(“Mr. Chairman, having inspected the proxies and counted the ballots, I am pleased to report that each of the seven nominees listed in the Proxy Statement was elected to the Board of Directors for the term specified and that the proposal to amend the Articles of Incorporation was approved.) SHOULD WE LEAVE THIS IN?

Thank you for your report, Mrs. Raub. As Chairman of this meeting, I hereby declare that the seven nominees listed in the proxy statement are elected to the board of directors for the terms specified. The proposal to amend the Articles of Incorporation has also been approved.

We have two directors who have reached the corporation’s mandatory retirement age and who are retiring today from the board, and I’d ask that they join me onstage as I introduce them to you.

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First, Chuck Henry, an attorney with Henry & Beaver, LLP. Chuck joined the Fulton Financial Board of Directors in 1998 when Lebanon Valley National Bank joined the Fulton family. Chuck has been a member of the Lebanon Valley board for 33 years.

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Next, Bob Hess, Retired President, Lancaster Malleable Castings. Bob joined the Fulton Bank board of directors in 1977 and joined the Fulton Financial board of directors in 1982 when the Corporation was formed.

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This year, our message to shareholders underscores how your company conducts business: Working Together Beautifully. To illustrate this concept, we have used the visual depiction of a kaleidoscope.

Here you can see the cover of this year’s annual report and on the next few slides, you will see photos from it.

We have also placed kaleidoscopes on your table for you to take home as a memento of this meeting.

As you know, at Fulton Financial, our strategy for creating value is somewhat unique in our industry.

We find that our approach has much in common with the attractive colors and distinctive shapes that complement one another within a kaleidoscope.

In a kaleidoscope, unique and shining pieces of glass come together to create a series of beautiful patterns.

In much the same way, our affiliate banks and financial services companies work in concert with one another to create value for you, our shareholders.

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Our family of independent community banks, each a reflection of the market it serves, works in harmony to create a strong corporation that is able to deliver attractive returns for investors.

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While our presence continues to expand geographically and our company grows and responds to the changing financial services industry, our commitment to our successful business model remains constant.

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We believe our focus on creating success for our customers, our employees and our communities will continue to benefit our shareholders in the years to come.

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The information we will share with you today on our 2004 financial performance clearly demonstrates our success in this endeavor.

In a few minutes, Scott Smith will discuss our financial performance.

But right now, I would like to reflect on the milestones of last year, all of which were accomplished through the efforts of our more than 3700 dedicated employees.

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As you may remember, in January of 2004, we had the honor of presiding over the Market Opening Ceremony at the NASDAQ Stock Exchange.

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On April 1, Resource Bank, headquartered in Virginia Beach, became a part of Fulton Financial and enabled us to establish a presence in several thriving Virginia markets.

The addition of Resource Bank, along with that of Premier Bank, based in Bucks County, Pennsylvania, in August of 2003, positively impacted the Corporation’s loan and deposit growth as well as our results of operations.

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We also welcomed Tom Hunt, from the Resource Bank board, to the Corporation’s board of directors. You met Tom a few minutes ago when I introduced our directors.

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In December, we completed our acquisition of First Washington State Bank, which is based in Windsor, NJ.

Our union with First Washington enhances our geographic franchise by expanding our presence into Central New Jersey.

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Following this acquisition, Abe Opatut joined the Fulton Financial Board, and I introduced Abe earlier as well.

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In January 2005, we announced our intent to acquire SVB Financial Services, Inc. and its banking subsidiary, Somerset Valley Bank, based in Somerville, NJ.

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This acquisition enables us to solidify our presence in New Jersey and further enhance banking convenience for our existing customers.

With the addition of First Washington and Somerset Valley, we will serve 14 of the 21 counties in New Jersey and offer 65 community banking locations in those markets through four affiliate banks.

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Speaking of acquisitions, here you can see a list of the 23 acquisitions we have made since the holding company was formed in 1982.

These acquisitions have added considerably to the assets and earnings of our company.

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In the past, we have shared this map to illustrate where we have a desire to expand our corporate footprint.

You will note that as we have established a banking presence in Virginia, we have also identified the eastern portion of North Carolina as a potential area for future growth.

Our strategy of making disciplined acquisitions has served us well over the years and will be an integral part of our future strategy as well.

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We are proud of the accomplishments of the past year and we will work to continue our strong performance in the future.

As you know, I have announced that I will retire at the end of this year.

Your board of directors has unanimously and enthusiastically supported Scott Smith as my successor.

I have worked with Scott Smith for more than 25 years, and I have the utmost confidence that the board has chosen the best person to lead this organization going forward.

Please join me in welcoming the next CEO of Fulton Financial Corporation – Scott Smith.

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At this time, I have several announcements that will be of particular interest to you as shareholders.

First, I am pleased to announce our earnings. For the first quarter of 2005, Fulton Financial earned a record $41.5 million, a 15.9 percent increase over the same period last year.

Net income per share increased 6.5 percent to 33 cents, up from 31 cents last year.

Also, I am pleased to announce that this morning, the Board approved a five-for-four stock split, payable on June 8 to shareholders of record as of May 17.

In addition, the board has declared a regular quarterly cash dividend of 14.5 cents per share, payable on July 15 to shareholders of record as of June 17.

These actions mean that the dividend you will receive in July will be 9.8 percent more than the dividend you will receive on April 15.

As we conclude, I want you to know that it has been a privilege for me to be at these meetings every year.

I know that you will give Scott and the board the same support you have given to me.

I thank you for your continued loyalty and for your support of Fulton Financial.

At this time, I would like to open the floor up to questions. There are microphones at the front of the room.

If you have a question, please step to one of the microphones and share your name before asking your question.

Are there any other questions or items of new business?

Hearing none, I will now entertain a motion to adjourn this meeting.

Is there a second?

All those in favor, please signify by saying “aye”

Opposed? the “ayes” have it. This meeting is adjourned.

Thank you all for coming, and have a safe trip home.

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Thank you, Rufus.

Before I begin, I want to tell you that it has been a very rewarding experience to work with Rufus for the last 26 years. His contributions to this company and to our community are numerous and significant.

He is a man of integrity, leadership and vision. All of us are sincerely grateful for his service and commitment, and we will work to build upon the strong foundation he helped to create.

I appreciate the confidence the board of directors has placed in me by naming me to this new role, and I am proud to be able to continue to uphold the corporate philosophy that has provided you, our shareholders, with attractive returns on your investment.

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We ended last year with $11.2 billion in assets and a market capitalization of $2.9 billion, making us the 2nd largest commercial bank headquartered in the Third Federal Reserve District and one of the top 50 banks in the country.

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We now have 219 banking offices located throughout Pennsylvania, New Jersey, Maryland, Delaware, and Virginia.

We will soon add twelve more offices when we finalize our acquisition of SVB Financial Services, Inc., which Rufus mentioned earlier.

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The asset sizes of our thirteen affiliate banks on December 31 ranged from a high of just under $4.0 billion for Fulton Bank to $109 million for Peoples Bank of Elkton, in Maryland.

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As we look at our long-term financial performance, we are very pleased with what we’ve been able to accomplish for you, our shareholders over the last two-plus decades.

As a holding company, we have produced 23 consecutive years of record earnings and a primary goal for our company is to see that trend continue.

We have had an 8.8% compounded annual growth rate in earnings per share. Going back a little further, we have also had 30 consecutive years of dividend increases.

Since 1982, our dividends have increased at an annual rate of 10.3%, and again, our goal is to continue this trend in the future. Our dividend yield is around 3%.

In short, we have a proven business model that has enabled us to maintain consistently high performance and to provide attractive returns for our shareholders.

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And as shareholders, you will see that the qualities you have come to expect from us – record earnings, high asset quality, a strong net interest margin and prudent expense control — were again evident in last year’s results.

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In 2004, our net income per share was $1.27, a 4.1 percent increase over the $1.22 reported in 2003.

These results represent a return on assets of 1.48%, a return on equity of 14.31% and a return on tangible equity of 18.64%. Our efficiency ratio for the year was 55.1%.

Our cash dividends per share were 64.7 cents, a 9.1% increase over 2003.

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Last year’s total return to shareholders, which includes both price appreciation and dividends paid, was 15.2%. This compares very favorably to overall market benchmarks.

As of March 31, our stock price had decreased by just over 6.5 percent since the end of last year. To help put this in perspective, our peer group decreased by nearly 8.36.7 percent and the Nasdaq Bank Index decreased by nearly 7.8 percent over the same time period.

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Now let’s take a look at how our stock has performed over the last five years.

As you can see, here too, we compare very favorably to overall market benchmarks.

Within our 31 bank peer group, which includes all commercial banks in the United States between $6 and $20 billion in assets, we rank 10th with a five-year total return of just over 130% as of December 31, 2004. The average for our peer group was 117%.

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And since 1982, long-term shareholders have experienced attractive returns.

For example, if you owned 100 shares of Fulton Financial stock on June 30, 1982 when the Corporation was formed, your investment was $1,750.

By doing nothing more than holding on to those shares, as of December 31, 2004, you would have owned 1,645 shares valued at $38,345 for a compounded annual rate of return of 15 percent over the 23-year period.

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If you had taken advantage of our dividend reinvestment plan, that same investment of $1,750 in 1982 would have had a 2004 year-end market value of $83,833.

This equals 3,596 shares, for a compounded annual rate of return of 19 percent.

Incidentally, if you are not currently reinvesting dividends and would like to do so, or if you would like your dividends automatically deposited to one of your accounts, you may arrange this by calling the toll-free shareholder services number found in your annual report and on our website at F-U-L-T dot com.

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The average daily trading volume of our stock reached a level of more than 139,000 shares in the fourth quarter.

Thirteen analysts now follow our company, and 52 firms make a market in our stock.

We have nearly 126 million shares outstanding which, as I mentioned earlier, provides a market capitalization of nearly $2.9 billion.

In addition, we have more than 45,000 shareholders, and it’s nice to see more than 2,200 of you here today.

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Over eighty percent of our more than 3,700 employees collectively own more than three million shares of Fulton stock.

Our stock has also been valuable in helping us to recruit and retain key long-term employees through the utilization of stock options.

In fact, last year we expanded our stock option program to include more than 500 employees, up from 170 the previous year.

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Here you can see the list of the thirteen analysts who follow our company, along with each of their current recommendations.

Two of the thirteen have us as a “buy;” seven have us as a “hold” and four have us as a “sell.”

The four analysts that have us as a “sell” have based their recommendations on the price of our stock relative to our peers, not on the financial performance of our company.

Most analysts are either neutral or negative on bank stocks right now.

One-year price targets among the group range from a low of $18 to a high of $26.

You may have seen that we have extended our stock repurchase program through June.

We continue to buy back our own stock because we believe it is a good value.

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Here you can see the ratings our company has received from Moody’s and Fitch. No banks that are our size or smaller have higher ratings.

As you know, over the past few years, we have made a series of acquisitions. We have the ability to fund these acquisitions in several ways.

You may have seen recently that we issued $100 million in subordinated notes. Because of the strong ratings we received from Moody’s and Fitch, we were able to strengthen our capital position in a very cost-effective manner without diluting your interest in our company.

We were able to obtain an attractive rate on these notes and to place them into the marketplace very rapidly.

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Last year, I gave you our first update on how we have worked to be in compliance with the provisions of the Sarbanes-Oxley Act.

This year, I am pleased to tell you that management and our outside accountants have concluded that all internal control over financial reporting is effective, and no material weaknesses have been found.

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It has been a pleasure to be with you today to share our strong performance over the past year.

As always, we appreciate your investment in our company, and the trust and confidence you have placed in us.

Our 3,700 employees remain committed to ensuring that you receive an appropriate return on your investment in Fulton Financial.